UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification no.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant’s telephone number,
including area code:
(616) 527-9450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Change in Registrant's Certifying Accountants

(a)	Effective March 29, 2005, Independent Bank Corporation (the "Registrant") dismissed KPMG LLP ("KPMG") as its independent registered public accounting firm. The dismissal of KPMG was approved by the Registrant's Audit Committee on March 29, 2005.

The audit reports of KPMG LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2004 and 2003, and KPMG's report on management's assessment of internal control over financial reporting as of December 31, 2004 and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the effective date of KPMG's dismissal (the "Relevant Period"), there have been no disagreements between the Registrant and KPMG on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused KPMG to make reference to the subject matter of such disagreements in connection with its reports. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the Securities and Exchange Commission (the "Commission").

The Registrant has provided KPMG with a copy of the foregoing disclosures and has requested, pursuant to the rules of the Commission, that KPMG provide the Registrant with a letter addressed to the Commission stating whether KPMG agrees with the statements set forth in this subsection (a) and, if not, stating the respects in which it does not agree. The Registrant has requested that KPMG provide such letter as promptly as possible so that the Registrant can file the letter on an amendment to this Form 8-K within 10 business days after the date of filing this Form 8-K. Within two business days of its receipt of such letter from KPMG, the Registrant intends to amend this Form 8-K by filing such letter as an exhibit to this Form 8-K.

(b)	Effective March 29, 2005, the Registrant engaged Crowe Chizek and Company LLC as its independent registered public accounting firm to audit the Registrant's financial statements for its current fiscal year, subject to satisfactory completion by Crowe Chizek of its standard client acceptance procedures. The engagement of Crowe Chizek was approved by the Registrant's Audit Committee on March 29, 2005.

During the Relevant Period, neither the Registrant nor (to the Registrant's knowledge) anyone acting on behalf of the Registrant consulted with Crowe Chizek regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any Reportable Event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 4, 2005	INDEPENDENT BANK CORPORATION (Registrant) By: /s/ Robert N. Shuster —————————————— Robert N. Shuster Chief Financial Officer